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                                                                    EXHIBIT 24.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the incorporation by reference in this Registration Statement of Tutogen Medical, Inc. (formerly Biodynamics International, Inc.) on Form S-8 of our report dated January 30, 1998, appearing in the Annual Report on Form 10-K of Tutogen Medical, Inc. for the year ended September 30, 1997.

                                              Deloitte & Touche, LLP

Parsippany, New Jersey
June 1, 1998